UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 29, 2010
XO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517

(State or Other Jurisdiction of Identification No.)	(Commission File Number)	(IRS Employer Incorporation)
13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) On April 29, 2010, the board of directors of XO Holdings, Inc. (the “Company”), pursuant to the Company’s bylaws, elected Harold First as a director of the Company, effective immediately to fill the vacancy created by Mr. Dell’s resignation effective March 27, 2010, and appointed Mr. First to the audit committee of the board of directors of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Laura W. Thomas
	Name:	Laura W. Thomas
	Title:	Senior Vice President and Chief Financial Officer

Date: April 29, 2010